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                                                                      Exhibit 24
                                POWER OF ATTORNEY
                                -----------------

         Each of the undersigned officers and/or directors of Acorn Products, Inc., a Delaware corporation (the "Company"), hereby appoints John G. Jacob, J. Mitchell Dolloff, and Robert J. Tannous as his true and lawful attorneys-in-fact, or any of them, with power to act without the others, as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (the "Registration Statement") to register under the Securities Act of 1933, as amended, an additional 270,000 shares of Common Stock, without par value, of the Company to be sold and distributed by the Company pursuant to the Company's Amended and Restated 1997 Stock Incentive Plan (the "Plan") and such other number of shares as may be issued under the anti-dilution provisions of the Plan, and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorneys-in-fact, and to each of them, full power and authority to do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of August, 2000.

                 SIGNATURE                                                     TITLE
                 ---------                                                     -----
  /s/ A. Corydon Meyer                                        President, Chief Executive Officer, and Director
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   A. Corydon Meyer


  /s/ John G. Jacob                                           Vice President and Chief Financial Officer
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   John G. Jacob


  /s/ William W. Abbott                                       Director
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   William W. Abbott


  /s/ Matthew S. Barrett                                      Director
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   Matthew S. Barrett


  /s/ John J. Kahl                                            Director
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   John J. Kahl


  /s/ Stephen A. Kaplan                                       Director
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   Stephen A. Kaplan


  /s/ John L. Mariotti                                        Director
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   John L. Mariotti